UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Consolidated Communications Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V44849-P06900 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. 2116 SOUTH 17TH STREET MATTOON, IL 61938 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. You invested in CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 31, 2024. Vote Virtually at the Meeting* May 31, 2024 9:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/CNSL2024 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 17, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2024 Annual Meeting Vote by May 30, 2024 11:59 PM ET. For shares held in a Plan, vote by May 28, 2024 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V44850-P06900 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect the eight directors named in our Proxy Statement to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified, or until their earlier resignation or removal; For Nominees: 01) Robert J. Currey 02) Andrew S. Frey 03) David G. Fuller 04) Thomas A. Gerke 05) Roger H. Moore 06) Maribeth S. Rahe 07) Marissa M. Solis 08) C. Robert Udell, Jr. 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; For 3. To conduct an advisory vote on the approval of the compensation of our named executive officers (say-on-pay vote); and For 4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.